2013 Fourth Quarter and YTD Results January 28, 2014 ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide. Exhibit 99.2

Forward-Looking Statements

This presentation and comments made by management contain forward-
looking statements including, among others, statements regarding the expected future operating results of TSYS.  These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties and changes in circumstances.  Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words
“believe,” “expect,” “anticipate,” “intend,” “plan,” “potential”, “estimate” or similar expressions.  Actual results may differ materially from those set forth in the forward-looking statements due to a variety of factors.  More information about these risks, uncertainties and factors may be found in
TSYS’ filings with the Securities and Exchange Commission, including its
2012 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and
Current Reports on Form 8-K.  TSYS does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.
©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Use of Non-GAAP Financial Measures

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: revenues before reimbursable items; operating margin excluding reimbursable items; revenues measured on a constant currency basis; free cash flow; EBITDA, adjusted EBITDA , adjusted cash earnings per share, adjusted segment operating income and adjusted segment operating margin.
The most comparable GAAP measures to these measures are revenues;
operating margin; revenues; cash flows from operating activities; net income;
net income; earnings per share, operating income and operating margin, respectively. Management uses these non-GAAP financial measures to assess the performance of TSYS’ core business. TSYS believes that these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in evaluating TSYS’ operating results. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the
Appendix to this slide presentation.

Phil Tomlinson Chairman and Chief Executive Officer ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Troy Woods President & Chief Operating Officer ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Segment Revenue by Line of Business*

24%
73%
Consumer (1)
Commercial (2)
Other

Segment Revenue*

YOY Growth %

$204.0
$205.6
$203.5
$213.6
$205.6
$214.5
$217.3
$223.3
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13

$68.3
$72.2
$70.1
$78.8
$67.2
$79.9
$82.3
$85.2
33.5%
35.1%
34.4%
36.9%
32.7%
37.2%
37.9%
38.2%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13

Improving Revenue Growth
Annual Total Revenues Exceeded $1.0B
Operating Income Up 8.1%
Margin Expansion: Up 126 BPS Over 4Q12
4Q 2013 North America Segment Highlights

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
($ in millions)
(*) Revenues Before Reimbursable Items
($ in millions)
4.9% 3.4%
(1.3%)
1.9% 0.8%
4.4%
4.5%
6.8%
Adjusted Segment Operating Income
Operating Margin*
3%
(1) Includes Credit, Debit,
Retail, Prepaid & Loyalty
(2) Includes Healthcare

Accounts on File
YOY Growth %
361.8
387.3
413.4
424.8
422.8
430.7
461.4
481.9
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13

Transaction Volume
YOY Growth %
1,867.2
2,003.8
2,036.6
2,194.7
2,013.4
2,235.0
2,395.8
2,488.6
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13

TSYS

Twelfth Straight Quarter of Account On File YOY Growth
Fifteenth Straight Quarter of Transaction YOY Growth
Third Largest Quarter of Transaction Volume
Same Client Transactions Up 10.6%: Seventeenth Straight Quarter of YOY Growth
4Q 2013 North America Segment Highlights

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
(*) Growth Excluding Prepaid, Government Services and Single Use Accounts
*
(in millions) (in millions)
16.9%
7.2%
7.2%
3.4%
5.5% 5.2%
6.3%
16.2%
16.5%
18.0%
20.9% 20.9%
16.9% 11.2% 11.6%
13.4%
15.0% 12.1% 9.5% 12.7% 7.8% 11.5% 17.6% 13.4%

Segment Revenue by Region

QTD

Europe
Far East
MEA
Rest Of World

Segment Revenue*

YOY Growth %

$96.5
$99.0
$98.2
$102.4
$92.6
$93.2
$95.4
$108.3
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
$4.6
$10.0
$8.2
$6.6
$7.1
$8.6
$10.7
$19.5
4.8%
10.1%
8.4%
6.4%
7.7%
9.2%
11.2%
18.0%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13

TSYS

Revenue $108.3M* – Up 5.8%
–
Up 9.6% on Constant Currency
Currency Headwinds Slowed: Q4 $4.0M* YTD $20.6M*
Continued Focus on Margin Improvement
Plans in Place to Accelerate Growth
Expansion of Debit Opportunities
4Q 2013 International Segment Highlights

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
($ in millions)
Reported
Constant
Currency
(*) Revenues Before Reimbursable Items
($ in millions)
Adjusted Segment Operating Income
Operating Margin*
10.4% 5.6% 2.1% (0.4%) (4.0%) (5.9%) (2.8%)
11.6% 8.4% 4.7% (0.3%) 0.1% 0.4% 3.7%
5.8%
9.6%
74%
16%
4%
6%

Accounts on File
YOY Growth %
54.1
53.1
53.0
54.6
55.8
58.1
59.3
59.2
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13

Transaction Volume
YOY Growth %
383.0
402.3
415.1
474.0
434.2
492.5
525.5
555.7
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13

TSYS

4Q 2013 International Segment Highlights

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Strong AOF Growth, Despite Some Client Purging in Q4 2013
Irish Debit AOF Grew By 109.3%
Double-digit Transaction Growth of 17.2%
Same Client Transaction Growth 8.0%
Debit Transactions More Than Doubled
(in millions) (in millions)
14.7% 11.1% 4.9% 3.5% 3.2% 9.5% 12.0% 8.5%
17.5% 18.1% 15.1% 18.6% 13.3% 22.4% 26.6% 17.2%

Segment Revenue by Mix*

QTD

Direct
Indirect

Segment Revenue*

YOY Growth %

$98.4
$97.7
$107.8
$105.9
$109.3
$113.0
$113.6
$110.4
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13

$39.7
$38.4
$40.9
$37.2
$37.3
$41.0
$40.2
$35.5
40.3%
39.3%
38.0%
35.2%
34.2%
36.3%
35.4%
32.2%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13

TSYS

4Q 2013 Merchant Segment Highlights
©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

(*) Revenues Before Reimbursable Items
($ in millions)
13.7% 5.0% 15.6% 5.5% 11.1% 15.6% 5.4% 4.3%
Adjusted Segment Operating Income
Operating Margin*
($ in millions)
43%
57%
Acquisitions Performing Well
Sales Productivity Continues to Improve
Expect Improved Operating Margins in 2H 2014

SBS Sales Volume*

YOY Growth %

$3.6
$3.8
$4.4
$4.7
$4.8
$5.3
$5.3
$5.2
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13

YOY Growth %

$39
$40
$50
$51
$57
$62
$63
$62
$59
$58
$58
$55
$52
$51
$51
$48
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
Indirect
Direct

TSYS

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

4Q 2013 Merchant Segment Highlights
(*) Excludes Managed Accounts
Segment Revenue by LOB
($ in billions)
30.0% 12.3% 23.0% 32.2% 35.3% 40.6% 22.0% 11.1%
Direct Revenues Up 21.8%
Indirect Revenues Down 12.2%
Significant Milestone Achieved on Journey to Transform Merchant Segment
POS Transactions Increased 3.8%, Excluding Deconverted Accounts
Double-digit Small Business Sales Volume Growth
(12%)
45% 55% 26% 22%
(11%)
(12%)
(12%)
($ in millions)

Segment Revenue by Channel

QTD

17%
45%
28%
10%
Partner
Retail
Direct
Paycard

$91.4
$85.3
$84.9
$89.7
$117.3
$104.9
$103.7
$104.1
13.2%
14.7%
14.2%
16.9%
28.3%
22.9%
22.2%
16.1%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13

$17.2
$19.5
$18.6
$17.9
$21.6
$22.9
$31.2
$28.5
18.9%
22.8%
21.9%
19.9%
18.4%
21.8%
30.1%
27.3%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13

Adjusted Segment Operating Income
Operating Margin*
Segment Revenue
YOY Growth %
4Q 2013 NetSpend Segment Highlights

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
($ in millions)
Revenue $104.1M – up 16.1%
Significant Year over Year Margin Expansion
Added 4k Retail Locations
Added 80+ New PayCard Clients
($ in millions)
(*)
Operating Income Excluding Amortization of Acquisition Intangibles, M&A Costs and
Non-recurring Items, and beginning in 3Q13 also excludes corporate administrative expenses
3Q13 and 4Q13 Adjusted Operating Income represents NetSpend Segment Op.Inc

1,024.8
957.0
1,018.5
1,081.6
1,707.9
1,361.4
1,261.1
1,321.1
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13

$3,766.1
$3,034.7
$3,089.8
$3,265.4
$5,378.7
$3,947.9
$3,780.9
$3,967.6
21.5%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13

4Q 2013 NetSpend Segment Highlights

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Direct Deposit Active Cards
YOY Growth %
Direct Deposit Active Cards up 22.1%
Gross Dollar Volume (GDV) up 21.5%
(in thousands)
($ in millions)
22.9% 24.2% 24.8% 25.1% 66.7% 42.3% 23.8% 22.1%
17.1% 17.9% 18.2% 42.8% 30.1% 22.4% 18.4%
Gross Dollar Volume
YOY Growth %

Jim Lipham Chief Financial Officer ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Consolidated Selected Financial Highlights

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
$600,840 $ 479,100 25.4%
Total Revenues
$2,132,353 $ 1,870,972 14.0%
542,996 418,569 29.7
Revenues Before Reimbursable Items
1,891,755 1,618,491 16.9
110,402 89,831 22.9
Operating Income
386,247 357,652 8.0
65,655 60,862 7.9
Net Income Attributable to TSYS
Common Shareholders
244,750 244,280 0.2
Basic Earnings Per Share (EPS)
Attributable to TSYS Common
Shareholders:
$0.35 $0.33 6.2
As Reported (GAAP)
$1.30 $1.30 0.0
$0.48 $0.37 26.9
Adjusted Cash EPS*
$1.72 $1.46 17.8
$184,234 $139,385 32.2
Adjusted EBITDA*
$634,165 $546,883 16.0
YTD
2013
YTD
2012
Percent
Change
(in thousands, except per share data)
4
th
Qtr
2013
4
th
Qtr
2012
Percent
Change
(*) Adjusted Cash EPS and Adjusted EBITDA definitions are contained in Appendix

2013 YTD Revenue Change
Revenues Before Reimbursable Items

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
15%
20%
5%
0%
5.8%
Internal
Growth
New
Clients
3.5%
Acquisitions
Lost
Business
(5.3%)
Non-recurring
Items
(0.6%)
Price
Compression
(1.9%)
(7.8%)
Reported
16.9%
Currency
(1.3%)
16.7%
10%

NetSpend
19.2%
North
America
40.7%
Merchant
20.3%
International
19.8%

Merchant
25.5%
International
24.3%
North
America
50.2%

TSYS

External Revenue Composition – Revenues before Reimbursable Items 4 th Qtr. 2013 ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide. 4 th Qtr. 2012 17

Revenues before
Reimbursable
Items
Adjusted
Operating Margin
Adjusted
Segment
Operating Income
North America $85,205 $223,266 38.2%
International 19,463 108,332 18.0%
Merchant 35,526 110,375 32.2%
NetSpend 28,470 104,144 27.3%
Eliminations -- (3,121)
Total Segments $168,664 $542,996 31.1%
Amortization of acquisition intangibles (24,751) --
M&A expenses (2,211) --
Corporate administration (31,300) --
Consolidated $110,402 $542,996 20.3%
Reconciliation of Segment Operating Margin to
Consolidated Operating Margin
(in thousands)

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Three Months Ended December 31, 2013

Revenues before
Reimbursable
Items
Adjusted
Operating Margin
Adjusted
Segment
Operating Income
North America $314,577 $860,645 36.6%
International 45,911 389,532 11.8%
Merchant 154,047 446,277 34.5%
NetSpend 59,717 207,851 28.7%
Eliminations -- (12,550)
Total Segments $574,252 $1,891,755 30.4%
Amortization of acquisition intangibles (65,893) --
M&A expenses (14,220) --
Corporate administration (107,892) --
Consolidated $386,247 $1,891,755 20.4%
Reconciliation of Segment Operating Margin to
Consolidated Operating Margin
(in thousands)

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Twelve Months Ended December 31, 2013

Consumer Credit
229.0 200.5 14.2 229.0 224.2 2.2
Retail
27.8 25.0 11.0 27.8 26.8 3.6
Total Consumer
256.8 225.5 13.9 256.8 251.0 2.3
Commercial
39.9 37.1 7.6 39.9 38.9 2.7
Other
18.9 12.8 47.6 18.9 16.9 11.6
Subtotal
315.6 275.4 14.6 315.6 306.7 2.9
Prepaid */
Stored Value
118.0 115.9 1.8 118.0 110.7 6.6
Government
Services
62.2 57.0 9.2 62.2 61.6 1.0
Commercial Card
Single Use
45.3 31.1 45.4 45.3 41.6 8.8
Total AOF
541.1 479.4 12.9 541.1 520.7 3.9
Consolidated Accounts on File Portfolio Summary
(in millions)
Dec
2013
Dec
2012
%
Change
Dec
2013
Sep
2013
%
Change

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
(* - Prepaid does not include NetSpend accounts)

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Rollforward of Quarterly Cash Balance
$400
$800
$200
$0
$600
Beginning
Balance
$397
Operating
Activities
$145
Cap Ex
($75)
Debt Pmts
($84)
Dividends
($19)
Share
Repurchase
($98)
Other
$12
Ending Balance
$278
(in millions)
09/30/2013 12/31/2013

Cash Flow Strength:
2013 Consolidated Financial Highlights

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
(in millions)
$634
$452
$259
$257
$278
$0
$75
$150
$225
$300
$375
$450
$525
$600
$675
Adjusted EBITDA Cash flow from operations Free cash flow Net income Ending cash

Debt to EBITDA Ratio
©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

7/1/2013* 12/31/2013
DEBT $1,618 $1,493
EBITDA (ex. 1-times) 618 656
EBITDA Multiple 2.62x 2.27x
(in millions)
* June 30, 2013 plus $300M draw
Trailing Twelve Months
(TSYS + NetSpend)

3.1
6.6
3.2
3.1
2010
2011
2012
2013

$45.1
$120.6
$74.6
$97.6
2010
2011
2012
2013

Share Repurchase Plan
©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

($ in millions)
Capital Deployed
(in millions)
Number of Shares Repurchased
Current Plan – Up to 28M with 12M Remaining
Expires April 2015

2014 Guidance*
Range
Range
Percent Change
Total Revenues $2,491 to $2,542 17% to 19%
Revenues Before Reimbursable Items $2,252 to $2,297 19% to 21%
Adjusted EBITDA $744 to $759 17% to 20%
Adjusted Cash EPS $1.90 to $1.93 11% to 13%
Average Basic Weighted Shares 188.4
(in millions, except per share data)

(*) See Appendix for guidance assumptions
©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Q&A ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix ©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix: Non-GAAP Items – Adjusted EBITDA
and Adjusted Cash EPS
• Adjusted EBITDA is net income excluding equity in income of equity investments, nonoperating income/(expense), taxes, depreciation, amortization and stock-based compensation expenses and other non-recurring items.
• Adjusted cash EPS is adjusted cash earnings divided by weighted average shares outstanding used for basic EPS calculations.
Adjusted cash earnings is net income excluding the after-tax impact of stock-based compensation expenses, amortization of acquisition intangibles, and other non-recurring items.
• Adjusted segment operating income is operating income at the segment level adjusted for acquisition intangible amortization.
• Adjusted segment operating margin is adjusted segment operating income divided by segment revenues before reimbursable items.
• The Company believes that these non-GAAP financial measures it presents are useful to investors in evaluating the Company’s operating performance for the following reasons:
– adjusted EBITDA and adjusted cash EPS are widely used by investors to measure a company’s operating performance without regard to items, such as interest expense, income tax expense, depreciation and amortization, merger and acquisition expenses and employee stock-based compensation expense that can vary substantially from company to company depending upon their respective financing structures and accounting policies, the book values of their assets, their capital structures and the methods by which their assets were acquired; and
– securities analysts use adjusted EBITDA and adjusted cash EPS as supplemental measures to evaluate the overall operating performance of companies.
• By comparing the Company’s adjusted EBITDA and adjusted cash EPS in different historical periods, investors can evaluate the
Company’s operating results without the additional variations caused by employee stock-based compensation expense, which may not be comparable from period to period due to changes in the fair market value of the Company’s common stock (which is influenced by external factors like the volatility of public markets and the financial performance of the Company’s peers) and is not a key measure of the Company’s operations.
• The Company’s management uses the non-GAAP financial measures:
– as measures of operating performance, because they exclude the impact of items not directly resulting from the Company’s core operations;
– for planning purposes, including the preparation of the Company’s annual operating budget;
– to allocate resources to enhance the financial performance of the Company’s business;
– to evaluate the effectiveness of the Company’s business strategies; and
– in communications with the Company’s board of directors concerning the Company’s financial performance.
©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix: Non-GAAP Reconciliation –
Revenues Before Reimbursable Items
Three Months Ended                  Twelve Months Ended
12/31/13                12/31/12                         12/31/13 12/31/12
Total Revenues
$600,840 $479,100 $2,132,353 $1,870,972
Reimbursable Items
57,844 60,531 240,598 252,481
Revenues Before Reimbursable Items
$542,996 $418,569 $1,891,755 $1,618,491
(in thousands)

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix: Non-GAAP Reconciliation – Adjusted
Segment Operating Income and Operating Margin
Three Months Ended                                 Twelve Months Ended
12/31/13            12/31/12                              12/31/13            12/31/12
Operating income $110,402 $89,831 $386,247 $357,652
Add: Acquisition intangible amort 24,751 7,340 65,893 26,264
Add: Corporate admin and other 33,511 25,495 122,112 91,287
Total segment adjusted operating income $168,664 $122,666 $574,252 $475,203
By segment: North America services (a) $85,205 $78,834 $314,577 $289,492
International services (b) $19,463 $6,584 $45,911 $29,427
Merchant services (c) $35,526 $37,248 $154,047 $156,284
NetSpend (d) $28,470 $ -- $59,717 $ --
Total revenues $600,840 $479,100 $2,132,353 $1,870,972
Reimbursable items (57,844) (60,531) (240,598) (252,481)
Total segment revenues before reimbursable items $542,996 $418,569 $1,891,755 $1,618,491
Intersegment revenues 3,121 3,352 12,550 14,106
By segment: North America services (e) $223,266 $213,639 $860,645 $826,750
International services (f) $108,332 $102,427 $389,532 $396,149
Merchant services (g) $110,375 $105,855 $446,277 $409,698
NetSpend (h) $104,144 $ -- $207,851 $ --
Adjusted segment operating margin:
North America services (a) / (e) 38.16% 36.90% 36.55% 35.02%
International services (b) / (f) 17.97% 6.43% 11.79% 7.43%
Merchant services (c) / (g) 32.19% 35.19% 34.52% 38.15%
NetSpend (d) / (h) 27.34% na 28.73% na
(in thousands)

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Twelve
Months Ended
12/31/13        12/31/12
Percentage
Change
Three
Months Ended
12/31/13        12/31/12
Percentage
Change
Appendix: Non-GAAP Reconciliation –
Constant Currency
(1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2) Reflects the impact of calculated changes in foreign currency rates from the comparable period.
(in thousands)
Consolidated:
Constant Currency (1) $604,665 $479,100 26.2% $2,152,961 $1,870,972 15.1%
Foreign Currency (2) (3,825) --- (20,608) ---
Total Revenues $600,840 $479,100 25.4% $2,132,353 $1,870,972 14.0%
International Services:
Constant Currency (1) $117,806 $107,000 10.1% $430,521 $413,467 4.1%
Foreign Currency (2) (3,940) --- (20,924) ---
Total Revenues $113,866 $107,000 6.4% $409,597 $413,467 (0.9%)

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Twelve
Months Ended
12/31/13        12/31/12
Percentage
Change
Three
Months Ended
12/31/13       12/31/12
Percentage
Change
Appendix: Non-GAAP Reconciliation –
Constant Currency
(1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2) Reflects the impact of calculated changes in foreign currency rates from the comparable period.
(in thousands)

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Consolidated:
Constant Currency (1) $546,849 $418,569 30.6% $1,912,063 $1,618,491 18.1%
Foreign Currency (2) (3,853) --- (20,308) ---
Revenues before
reimbursable items $542,996 $418,569 29.7% $1,891,755 $1,618,491 16.9%
International Services:
Constant Currency (1) $112,299 $102,427 9.6% $410,156 $396,149 3.5%
Foreign Currency (2) (3,967) --- (20,624) ---
Revenues before
reimbursable items $108,332 $102,427 5.8% $389,532 $396,149 (1.7%)

Appendix: Non-GAAP Reconciliation –
EBITDA and Adjusted EBITDA
(in thousands)

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Three Months Ended Twelve Months Ended
Dec
2013
Dec
2012
Dec
2013
Dec
2012
Net income :
As reported (GAAP) (a) $69,393 $62,257 $256,597 $249,923
Adjusted for:
Deduct: Equity in Income of Equity
Investments (3,691) (3,188) (13,047) (10,171)
Add: Income Taxes 33,985 30,767 112,369 115,102
Add: Nonoperating expenses 10,715 (5) 30,328 2,798
Add: Depreciation and
amortization 62,862 43,281 205,352 170,610
EBITDA $173,264 $133,112 $591,599 $528,262
Adjust for:
Add: Share-based compensation 9,345 6,273 28,933 18,621
Add: NetSpend  M&A expenses 1,625 -- 13,633 --
Adjusted EBITDA $184,234 $139,385 $634,165 $546,883

Appendix: Non-GAAP Reconciliation –
Adjusted Cash EPS
(in thousands)

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Three Months Ended Twelve Months Ended
Dec
2013
Dec
2012
Dec
2013
Dec
2012
Net income Available to TSYS Common
Shareholders:
As reported (GAAP) (a) $65,655 $60,862 $244,750 $244,280
Adjusted for amounts attributable to TSYS
common shareholders (net of taxes):
Acquisition intangible amortization 16,615 4,640 43,759 17,282
Share-based compensation 6,408 4,272 19,838 12,683
Cash earnings $88,678 $69,774 $308,347 $274,245
NetSpend M&A expenses (nonrecurring) 1,317 -- 15,251 --
Adjusted cash earnings (b) $89,995 $69,774 $323,598 $274,245
Average common shares outstanding and
participating securities (c) 189,446 186,471 188,391 188,030
Basic EPS Available to TSYS Common
Shareholders (a) / (c) $0.35 $0.33 $1.30 $1.30
Adjusted cash EPS Available to TSYS Common
Shareholders
(b) / (c) $0.48 $0.37 $1.72 $1.46

Appendix: Non-GAAP Reconciliation –
EBITDA and Adjusted EBITDA
Twelve Months
Ended
12/31/2013
Net Income $256,597
Adjusted for:
Deduct: Equity in Income of Equity Investments (13,047)
Add: Income Taxes 112,369
Add: Nonoperating expense 30,328
Add: Depreciation and Amortization 205,352
EBITDA $591,599
Adjust for: Share-based compensation 28,933
NetSpend M&A Operating Expenses* 13,634
Adjusted EBITDA $634,165
(in thousands)

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
* Excludes share-based compensation

Appendix: Non-GAAP Reconciliation –
Free Cash Flow
Twelve Months
Ended
12/31/2013
Cash Flows from Operating Activities $452,399
Less:
Purchase of Property and Equipment (40,598)
Additions to Licensed Computer Software from Vendors (64,729)
Additions to Internally Developed Computer Software (32,506)
Additions to Contract Acquisition Costs (55,965)
Free Cash Flow $258,601
(in thousands)

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Mar 31,
2013
Dec 31,
2012
Jun 30,
2012
Jun 30,
2013
Sep 30,
2012
Appendix: Non-GAAP Reconciliation – NetSpend
Adjusted Operating Income
Mar 31,
2012
Operating income (loss) (GAAP) ($8,964) $17,430 $7,869 $17,594 $18,332 $15,799
Adjusted for:
Add: Amortization of acquisition
intangibles 881 534 446 434 590 431
Add: Settlement (gains) and
other losses 25,315 1,533 10,300 (160) 48 3,423
Add: M&A expenses -- -- -- -- 2,656 3,219
Adjusted operating income $17,232 $19,497 $18,615 $17,868 $21,626 $22,872
(in thousands)

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Three Months Ended

Appendix: 2014 Guidance Assumptions
The guidance assumes:
• No significant movement in foreign exchange rates; and
• Minimal synergies from the NetSpend acquisition for 2014.

©2014 Total System Services, Inc.® Proprietary. All rights reserved worldwide.